SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549-1004

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES AND EXCHANGE ACT OF 1934

                                JANUARY 14, 2002
                Date of Report (Date of Earliest Event Reported)

                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.
             (Exact name of registrant as specified in its charter)


      DELAWARE                           333-57518              58-2350980
(State or other jurisdiction of        (Commission           (IRS. Employer
 incorporation or organization)        File Number)         Identification No.)

                      1114 FIRST AVENUE, NEW YORK, NY 10021
               (Address of principal executive offices) (Zip Code)

                                 (212) 838-2061
              (Registrant's telephone number, including area code)


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ITEM 5.  OTHER EVENTS.

On January 14, 2002, the Registrant issued a press release titled "Smith & Wollensky Names Robert Villency to Board of Directors" in which the Registrant announced that Robert D. Villency had been elected to the Company's Board of Directors, bringing the total number of directors to eight.

This Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements are subject to risks and uncertainties that could cause actual results to vary materially from those projected in the forward-looking statements.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1               Press Release.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        THE SMITH & WOLLENSKY RESTAURANT
                                                     GROUP, INC.



Date:  January 23, 2002        By:   /s/Alan M. Mandel
                               Name:   Alan M. Mandel
                               Title:  Chief Financial Officer,
                                       Executive Vice President of Finance,
                                       Treasurer and Secretary

                          INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED JANUARY 14, 2002


Exhibit                                     Description

Exhibit 99.1                                Press Release.

                                  Exhibit 99.1


                  THE SMITH & WOLLENSKY RESTAURANT GROUP, INC.

                              FOR IMMEDIATE RELEASE

          SMITH & WOLLENSKY NAMES ROBERT VILLENCY TO BOARD OF DIRECTORS

New York, NY - January 14, 2002 - The Smith & Wollensky Restaurant Group, Inc. [Nasdaq NMS:SWRG] today announced that Robert D. Villency has been elected to the Company's Board of Directors, bringing the total number of directors to eight. Mr. Villency brings to Smith & Wollensky a broad range of retail, financial and advisory experience.

From 1974-2000, Mr. Villency served as CEO of Roche Bobois USA, Ltd., a franchiser of 30 retail stores throughout the U.S. and Canada, selling contemporary, high-end furniture. He is now a Director of Roche Bobois, and is also Chairman of Maurice Villency, Inc., one of the largest contemporary retail furniture businesses in the U.S. Mr. Villency received a Bachelor of Arts, Magna Cum Laude, in Economics from Princeton University.

Alan Stillman, Chairman and CEO, stated, "We are extremely pleased to welcome Bob to our Board of Directors. Bob brings a unique blend of expertise to the talent reservoir of our Board. We are confident that his significant experience and strong leadership skills will be a tremendous asset during this exciting time in our Company's development, and we look forward to working with him and benefiting from his counsel."

About Smith & Wollensky
The Smith & Wollensky Restaurant Group is a developer, owner and operator of high-end, high-volume restaurants in the United States. Its core concept is Smith & Wollensky, a classic American steakhouse founded in 1977. The Company currently operates seven Smith & Wollensky restaurants in New York, Miami, Chicago, New Orleans, Las Vegas, Washington D.C., and Philadelphia. Additionally, the Company operates seven other restaurants. Each of the Company's restaurants is designed to provide a fine dining experience, offering distinctive high quality food, creative menus, an extensive wine selection and customer service accompanied by attractive design. The other restaurants currently operated by the Company include The Post House, the Manhattan Ocean Club, Cite, OneC.P.S., and Maloney & Porcelli in New York, and the Park Avenue Cafe locations in New York and Chicago.

This news release contains forward-looking statements. Such forward-looking statements are inherently subject to risks and uncertainties, some of which cannot be predicted or qualified and certain of which are discussed from time to time in the Company's filings with the Securities and Exchange Commission. Future events and actual results could differ materially from those set forth in, contemplated by or underlying the forward-looking statements.

For Additional Information, Please Contact:
The Smith & Wollensky Restaurant Group, Inc.    Investor Relations Counsel:
Alan Stillman, Chairman & CEO                   The Equity Group Inc.
(212) 838-2061                                  www.theequitygroup.com
                                                Loren G. Mortman (212) 836-9604
                                                LMortman@equityny.com
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